UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

CHINA INSONLINE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34113	74-2559866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong		N/A
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (011) 00852-25232986

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

On June 29, 2010, China INSOnline Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in New York, New York. At the Annual Meeting, the following three proposals were voted on by the Company’s shareholders. The proposals are described in detail in the proxy statement for the Annual Meeting.

1.           Election of Directors. The shareholders elected the following seven director nominees to serve for a one-year term and until their successors are elected and qualified.

DIRECTOR NOMINEE	FOR	WITHHELD
Zhenyu Wang	20,579,647	164,373
Junjun Xu	20,579,647	164,373
Yuefeng Wang	20,579,647	164,373
Yinan Zhang	20,579,647	164,373
Xiaoshuang Chen	20,579,647	164,373
Renbin Yu	20,579,647	164,373
Yong Bian	20,579,647	164,373

2.           Approval of 2010 Stock Option Plan. The shareholders approved the adoption of the Company’s 2010 Stock Option Plan.

For	20,579,647
Against	164,373
Abstain	0

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2010 Stock Option Plan, incorporated by reference to Exhibit A to the Proxy Statement on Schedule 14A filed on June 15, 2010 in connection with the Company’s 2010 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2010

CHINA INSONLINE CORP.

By:	/s/ Zhenyu Wang
Name: Zhenyu Wang Title: Chief Executive Officer